EXHIBIT 99(iii)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND IS BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.

                          6 1/4 % CONVERTIBLE DEBENTURE

COMPANY: The X-Change Corporation
COMPANY ADDRESS: 710 Century Parkway, Allen, Texas 75013
CLOSING DATE: August 29, 2007
MATURITY DATE: August 29, 2010
PRINCIPAL AMOUNT: $250,000


         The X-Change Corporation, a Nevada corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the assets or otherwise (the "COMPANY"), for value received, hereby promises to pay to the Holder (as such term is hereinafter defined), or such other Person (as such term is hereinafter defined) upon order of the Holder, on the Maturity Date, the Principal Amount (as such term is hereinafter defined), as such sum may be adjusted pursuant to Article 3, and to pay interest thereon from the Closing Date, upon each Conversion Date, at the rate of six and one-quarter percent (6 1/4 %) per annum (the "DEBENTURE INTEREST RATE"). All interest payable on the Principal Amount of this Debenture shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Payment of interest on this Debenture shall be in cash or, at the option of the Holder, in shares of Common Stock of the Company valued at the then applicable Conversion Price (as defined herein). This Debenture is subject to prepayment by the Company only as set forth in Section 3.1 hereof.

                                   ARTICLE 1
                                   DEFINITIONS

         SECTION 1.1 DEFINITIONS. The terms defined in this Article whenever used in this Debenture have the following respective meanings:

                  (i) "AFFILIATE" has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

                  (ii) "BANKRUPTCY CODE" means the United States Bankruptcy Code of 1986, as amended (11 U.S.C. ss.ss. 101 ET. seq.).

                  (iii) "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of California are authorized or obligated to close.

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                  (iv) "CAPITAL SHARES" means the Common Stock and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Company.

                  (v) "COMMON SHARES" or "COMMON STOCK" means shares of the Company's Common Stock.

                  (vi) "COMMON STOCK ISSUED AT CONVERSION", when used with reference to the securities deliverable upon conversion of this Debenture, means all Common Shares now or hereafter Outstanding and securities of any other class or series into which this Debenture hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

                  (vii) "CONVERSION" or "CONVERSION" means the repayment by the Company of the Principal Amount of this Debenture (and, to the extent the Holder elects as permitted by Section 3.1, accrued and unpaid interest thereon) by the delivery of Common Stock on the terms provided in Section 3.2, and "CONVERT," "CONVERTED," "CONVERTIBLE" and like words shall have a corresponding meaning.

                  (viii) "CONVERSION DATE" means any day on which all or any portion of the Principal Amount of this Debenture is converted in accordance with the provisions hereof.

                  (ix) "CONVERSION NOTICE" means a written notice of conversion substantially in the form annexed hereto as EXHIBIT A.

                  (x) "CONVERSION PRICE" on any date of determination means the applicable price for the conversion of this Debenture into Common Shares on such day as set forth in Section 3.1(a).

                  (xi) "CURRENT MARKET PRICE" on any date of determination means the closing price of a Common Share on such day as reported in the "pink sheets" through the Interdealer Trading Quotation System; provided, if such security is not traded on the over the counter market via the pink sheets, then the closing price on the NASDAQ OTCBB Exchange; PROVIDED FURTHER, that, if such security is not listed or admitted to trading on the NASDAQ OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be.

                  (xii) "DEBENTURE" or "DEBENTURES" means this Convertible Debenture of the Company or such other convertible debenture(s) exchanged therefor as provided in Section 2.1.

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                  (xiii) "DISCOUNT MULTIPLIER" has the meaning set forth in
Section 3.1(a).

                  (xiv) "EVENT OF DEFAULT" has the meaning set forth in Section 6.1.

                  (xv) "HOLDER" means La Jolla Cove Investors, Inc., any successor thereto, or any Person to whom this Debenture is subsequently transferred in accordance with the provisions hereof.

                  (xvi) "INTEREST PAYMENT DUE DATE" has the meaning set forth in the opening paragraph of this Debenture.

                  (xvii) "MARKET DISRUPTION EVENT" means any event that results in a material suspension or limitation of trading of the Common Shares.

                  (xviii) "MARKET PRICE" per Common Share means the lowest price of the Common Shares during any Trading Day as reported in the "pink sheets" through the Interdealer Trading Quotation System; provided, if such security is not traded on the over the counter market via the pink sheets, then the lowest price on the NASDAQ OTCBB; PROVIDED further, that, if such security is not listed or admitted to trading on the NASDAQ OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the lowest price of the Common Shares during any Trading Day on the over-the-counter market as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be.

                  (xix) "MAXIMUM RATE" has the meaning set forth in Section 6.4.

                  (xx) "OUTSTANDING" when used with reference to Common Shares or Capital Shares (collectively, "SHARES") means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; PROVIDED, HOWEVER, that any such Shares directly or indirectly owned or held by or for the account of the Company or any Subsidiary of the Company shall not be deemed "OUTSTANDING" for purposes hereof.

                  (xxi) "PERSON" means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

                  (xxii) "PRINCIPAL AMOUNT" means, for any date of calculation, the principal sum set forth in the first paragraph of this Debenture (but only such principal amount as to which the Holder has (a) actually advanced, and (b) not theretofore furnished a Conversion Notice in compliance with Section 3.2).

                  (xxiii) "SEC" means the United States Securities and Exchange Commission.

                  (xxiv) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

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                  (xxv) "SECURITIES PURCHASE AGREEMENT" means that certain
Securities Purchase Agreement of even date herewith by and among the Company and Holder, as the same may be amended from time to time.

                  (xxvi) "SUBSIDIARY" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

                  (xxvii) "TRADING DAY" means any day on which (i) purchases and sales of securities on the principal national security exchange or quotation system on which the Common Shares are traded are reported thereon, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be, (ii) at least one bid for the trading of Common Shares is reported and (iii) no Market Disruption Event occurs.

                  (xxviii) "VOLUME WEIGHTED AVERAGE PRICE" per Common Share means the volume weighted average price of the Common Shares during any Trading Day as reported in the "pink sheets" through the Interdealer Trading Quotation System; provided, if such security is not traded on the over the counter market via the pink sheets, then the volume weighted average price on the NASDAQ OTCBB; PROVIDED FURTHER, that, if such security is not listed or admitted to trading on the NASDAQ OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the volume weighted average price of the Common Shares during any Trading Day on the over-the-counter market as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be.

                  (xxix) "WARRANT" means that certain Warrant to Purchase Common Stock issued by the Company to Holder as of even date herewith, as the same may be amended from time to time.

                  All references to "cash" or "$" herein means currency of the United States of America.

                                   ARTICLE 2
                        EXCHANGES, TRANSFER AND REPAYMENT

         SECTION 2.1 REGISTRATION OF TRANSFER OF DEBENTURES. This Debenture, when presented for registration of transfer, shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed, by the Holder duly authorized in writing.

         SECTION 2.2 LOSS, THEFT, DESTRUCTION OF DEBENTURE. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, a new Debenture of like tenor and unpaid Principal Amount dated as of the date hereof (which shall

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accrue interest from the most recent Interest Payment Due Date on which an interest payment was made in full). This Debenture shall be held and owned upon the express condition that the provisions of this Section 2.2 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Debenture and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

         SECTION 2.3 WHO DEEMED ABSOLUTE OWNER. The Company may deem the Person in whose name this Debenture shall be registered upon the registry books of the Company to be, and may treat it as, the absolute owner of this Debenture (whether or not this Debenture shall be overdue) for the purpose of receiving payment of or on account of the Principal Amount of this Debenture, for the conversion of this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary. All such payments and such conversions shall be valid and effectual to satisfy and discharge the liability upon this Debenture to the extent of the sum or sums so paid or the conversion or conversions so made.

         SECTION 2.4 REPAYMENT AT MATURITY. At the Maturity Date, the Company shall repay the outstanding Principal Amount of this Debenture in whole in cash, together with all accrued and unpaid interest thereon, in cash, to the Maturity Date.

                                   ARTICLE 3
                             CONVERSION OF DEBENTURE

         SECTION 3.1 CONVERSION; CONVERSION PRICE; VALUATION EVENT.

                  (a) Subject to the requirements set forth in this Section 3.1, at the option of the Holder, this Debenture may be converted, either in whole or in part, up to the full Principal Amount hereof into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share), at any time and from time to time on any Business Day, subject to compliance with Section 3.2. The number of Common Shares into which this Debenture may be converted is equal to the dollar amount of the Debenture being converted multiplied by eleven, minus the product of the Conversion Price multiplied by ten times the dollar amount of the Debenture being converted, and the entire foregoing result shall be divided by the Conversion Price. The "CONVERSION PRICE" shall be equal to the lesser of (i) $1.00, or (ii) 80% of the average of the 3 lowest Volume Weighted Average Prices during the 20 Trading Days prior to Holder's election to convert (the percentage figure being a "DISCOUNT MULTIPLIER"). The Company reserves the right to increase the number of Trading Days in clause (ii) above, as it deems appropriate.

Notwithstanding the foregoing, beginning in the first full calendar month after the date upon which the Common Stock Issued at Conversion are registered under the Securities Act, or such shares may be sold by Holder pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule ("RULE 144"), Holder shall convert at least 10% but not more than 15% of the face value of the Debenture per calendar month into Common Shares of the Company, provided that the Common Shares are available, registered, or exempt from registration and Holder is able to sell such shares under Rule 144 promulgated under the

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Securities Act, or such shares are otherwise freely tradable (with the date upon which the Common Shares are so first converted by Holder referred to herein as the "CONVERSION COMMENCEMENT DATE"). If Holder converts more than 10% of the face value of the Debenture in any calendar month, the excess over 10% shall be credited against the next month's minimum conversion amount. In the event Holder does not convert at least 10% of the Debenture's face value in any particular calendar month, the Company's sole and exclusive remedy shall be limited to Holder not being entitled to collect interest on the Debenture for that month and Holder's obligation to convert such portion of the face value of the Debenture for the following calendar month shall be increased by any such amount, provided that Holder shall in no event be required to convert more than 15% of the face value of the Debenture in any given calendar month.

                  (b) If Holder does not convert an average of at least 5% of the face value of the Debenture over a period of not less than two consecutive calendar months during the period occurring after the Conversion Commencement Date (such failure to convert such amount of the Debenture over such period referred to herein as a "CONVERSION FAILURE"), then the Company shall have the right, upon ten days' prior written notice to the Holder to prepay via cash wire transfer to the Holder all amounts of principal and accrued and unpaid interest outstanding under this Debenture as of such prepayment date, provided however, that prior to the Company's exercise of its prepayment right described herein, the Holder shall have a period of not less than 10 days from written notice by the Company to cure the Conversion Failure through the conversion of an additional amount of the face value of the Debenture such that the average amount of the face value of the Debenture converted over the period in connection with the Conversion Failure equals at least 5% of the face value of the Debenture per month. Notwithstanding the foregoing, in no event shall a Conversion Failure be deemed to have occurred if such Conversion Failure was due to (i) the Company's refusal to allow such conversion under the terms of Section
3.1 (b), and/or (ii) the Holder's election to not convert any portion of the Debenture under the terms of Section 3.1 (b).

                  (c) If the Holder elects to convert a portion of the Debenture and, on the day that the election is made, the Volume Weighted Average Price is below $0.30, the Company shall have the right to prepay that portion of the Debenture that Holder elected to convert, plus any accrued and unpaid interest, at 120% of such amount. In the event that the Company elects to prepay that portion of the Debenture, Holder shall have the right to withdraw its Conversion Notice. If, at anytime during the month, the Volume Weighted Average Price is below $0.30, Holder shall not be obligated to convert any portion of the Debenture during that month. If at any time during the term of this Debenture
(i) the Volume Weighted Average Price is below $0.30; (ii) the Company has not authorized or reserved enough shares of its Common Stock to account for the conversion of this Debenture and the exercise of the Warrant Shares (as defined in the Warrant) and the issuance of shares of the Common Stock of the Company to Holder in connection therewith; and/or (iii) the Holder is prohibited for any reason, including without limitation in connection with any claim, suit, federal or state law, regulation, order, interpretation, statute, or similar authority, from otherwise converting this Debenture and, in connection with such conversion of the Debenture, exercising such portion of the Warrant as is required under the terms of the Warrant, then the Holder shall have no obligation to exercise any portion of the Warrant, and Holder may elect in Holder's sole and absolute

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discretion to convert any portion of the outstanding Principal Amount and accrued and unpaid interest under this Debenture into such amount of Common Shares of the Company equal to the dollar amount of the Debenture being converted divided by the Conversion Price.

         SECTION 3.2 EXERCISE OF CONVERSION PRIVILEGE.

                  (a) Conversion of this Debenture may be exercised on any Business Day by the Holder by telecopying an executed and completed Conversion Notice to the Company. Each date on which a Conversion Notice is telecopied to the Company in accordance with the provisions of this Section 3.2 shall constitute a Conversion Date. The Company shall convert this Debenture and issue the Common Stock Issued at Conversion in the manner provided below in this
Section 3.2, and all voting and other rights associated with the beneficial ownership of the Common Stock Issued at Conversion shall vest with the Holder, effective as of the Conversion Date at the time specified in the Conversion Notice. The Conversion Notice also shall state the name or names (with addresses) of the persons who are to become the holders of the Common Stock Issued at Conversion in connection with such conversion. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than three (3) Business Days after the later to occur of (A) the Company's receipt of such Conversion Notice, and (B) the Holder's delivery of funds in connection with the Holder's exercise of Warrant Shares (as defined in the Warrant) under the terms of the Warrant that is to occur pursuant to the Warrant in connection with the conversion of this Debenture described in the Conversion Notice, the Company shall (i) issue the Common Stock Issued at Conversion in accordance with the provisions of this Article 3 and (ii) cause to be mailed for delivery by overnight courier (x) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion, (y) cash, as provided in Section 3.3, in respect of any fraction of a Common Share deliverable upon such conversion and (z) cash or shares of Common Stock, as applicable, representing the amount of accrued and unpaid interest on this Debenture as of the Conversion Date. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates, and at such time the rights of the Holder of this Debenture, as such (except if and to the extent that any Principal Amount thereof remains unconverted), shall cease and the Person and Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby, and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons. The Conversion Notice shall constitute a contract between the Holder and the Company, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 3.4), to surrender this Debenture and to release the Company from all liability thereon (except if and to the extent that any Principal Amount thereof remains unconverted). No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

         (b) If, at any time after the date of this Debenture, (i) the Company challenges, disputes or denies the right of the Holder hereof to effect the conversion of this Debenture into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Section 3.2 or

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(ii) any third party who is not and has never been an Affiliate of the Holder commences any lawsuit or legal proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of this Debenture into Common Shares, then the Holder shall have the right, but not the obligation, by written notice to the Company, to require the Company to promptly redeem this Debenture for cash at one hundred and twenty (120%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of redemption. Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in defending itself in any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

         (c) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under the Bankruptcy Code. In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the Holder's conversion privilege. The Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the conversion of this Debenture. The Company agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

         SECTION 3.3 FRACTIONAL SHARES. No fractional Common Shares or scrip representing fractional Common Shares shall be delivered upon conversion of this Debenture. Instead of any fractional Common Shares which otherwise would be delivered upon conversion of this Debenture, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction multiplied by the Current Market Price on the Conversion Date. No cash payment of less than $1.00 shall be required to be given unless specifically requested by the Holder.

         SECTION 3.4 ADJUSTMENTS. The Conversion Price and the number of shares deliverable upon conversion of this Debenture are subject to adjustment from time to time as follows:

                  (i) RECLASSIFICATION, ETC. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Company is not the survivor or where there is a change in or distribution with respect to the Common Stock of the Company), sell, convey, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person, or effectuate a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of (each, a "FUNDAMENTAL CORPORATE CHANGE") and, pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY") are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Debenture shall have the right thereafter, at its sole option, to (x) require the Company to prepay this Debenture for cash at one hundred and twenty percent (120%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of prepayment, (y) receive the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder

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of the number of shares of Common Stock into which the outstanding portion of this Debenture may be converted at the Conversion Price applicable immediately prior to such Fundamental Corporate Change or (z) require the Company, or such successor, resulting or purchasing corporation, as the case may be, to, without benefit of any additional consideration therefor, execute and deliver to the Holder a debenture with substantial identical rights, privileges, powers, restrictions and other terms as this Debenture in an amount equal to the amount outstanding under this Debenture immediately prior to such Fundamental Corporate Change. For purposes hereof, "COMMON STOCK OF THE SUCCESSOR OR ACQUIRING CORPORATION" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to prepayment and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions shall similarly apply to successive Fundamental Corporate Changes.

         SECTION 3.5 CERTAIN CONVERSION LIMITS.

         The Company shall not effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion, as set forth on the applicable Conversion Notice, such Holder (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted principal amount of this Debenture beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Debentures or warrants to purchase shares of the Company's Common Stock) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this
Section 3.5, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 3.5 applies, the determination of whether this Debenture is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of which principal amount of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Conversion Notice shall be deemed to be such Holder's determination of whether this Debenture may be converted (in relation to other securities owned by such Holder together with any Affiliates) and which principal amount of this Debenture is convertible, in each case subject to such aggregate percentage limitations. To ensure compliance

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with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Conversion Notice that such Conversion Notice has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 3.5, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock provided to the Holder in writing by the Company after Holder makes such request or in the event that the Company files, any of the following with the Securities and Exchange Commission, the most recent of the following: (A) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding on the records of the Company as of the date of the request. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "BENEFICIAL OWNERSHIP LIMITATION" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder. The Beneficial Ownership Limitation provisions of this
Section 3.5 may be waived by such Holder, at the election of such Holder, upon not less than 61 days' prior notice to the Company, to, at the sole discretion of the Holder, either change the Beneficial Ownership Limitation to (i) 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Debenture held by the Holder and the provisions of this Section 3.5 shall continue to apply, or (ii) remove any Beneficial Ownership Limitation under this Debenture. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section
3.5 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 9.99% of the then outstanding shares of Common Stock, then the Company shall prepay such portion of this Debenture as shall cause such Holder not to be deemed the beneficial owner of more than 9.99% of the then outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction, the Holder shall have no interest in or rights under such portion of the Debenture. Any and all interest paid on or prior to the date of such determination shall be deemed interest paid on the remaining portion of this Debenture held by the Holder. Such prepayment shall be for cash at a prepayment price of one hundred and twenty percent (120%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of prepayment. The limitations contained in this paragraph shall apply to a successor holder of this Debenture.

         SECTION 3.6 SURRENDER OF DEBENTURES. Upon any redemption of this Debenture pursuant to Sections 3.2, 3.5 or 6.2, or upon maturity pursuant to
Section 2.4, the Holder shall either deliver this Debenture by hand to the Company at its principal executive offices or surrender the same to the Company at such address by nationally recognized overnight courier. Payment of the

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redemption price or the amount due on maturity specified in Section 2.4, shall be made by the Company to the Holder against receipt of this Debenture (as provided in this Section 3.5) by wire transfer of immediately available funds to such account(s) as the Holder shall specify by written notice to the Company. If payment of such redemption price is not made in full by the redemption date, or the amount due on maturity is not paid in full by the Maturity Date, the Holder shall again have the right to convert this Debenture as provided in Article 3 hereof or to declare an Event of Default.

                                   ARTICLE 4
                        STATUS; RESTRICTIONS ON TRANSFER

         SECTION 4.1 STATUS OF DEBENTURE. This Debenture constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms subject, as to enforceability, to general principles of equity and to principles of bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors' rights and remedies generally.

         SECTION 4.2 RESTRICTIONS ON TRANSFER. This Debenture, and any Common Shares deliverable upon the conversion hereof, have not been registered under the Securities Act. The Holder by accepting this Debenture agrees that this Debenture and the shares of Common Stock to be acquired as interest on and upon conversion of this Debenture may not be assigned or otherwise transferred unless and until (i) the Company has received the opinion of counsel for the Holder that this Debenture or such shares may be sold pursuant to an exemption from registration under the Securities Act or (ii) a registration statement relating to this Debenture or such shares has been filed by the Company and declared effective by the SEC.

         Each certificate for shares of Common Stock deliverable hereunder shall bear a legend as follows unless and until such securities have been sold pursuant to an effective registration statement under the Securities Act:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). The securities may not be offered for sale, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act or
                  (ii) pursuant to an exemption from registration under the Securities Act in respect of which the issuer of this certificate has received an opinion of counsel satisfactory to the issuer of this certificate to such effect. Copies of the agreement covering both the purchase of the securities and restrictions on their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the issuer of this certificate at the principal executive offices of the issuer of this certificate."

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                                    ARTICLE 5
                                    COVENANTS

         SECTION 5.1 CONVERSION. The Company shall cause the transfer agent, not later than three (3) Business Days after the Company's receipt of a Conversion Notice, to issue and deliver to the Holder the requisite shares of Common Stock Issued at Conversion.

         SECTION 5.2 NOTICE OF DEFAULT. If any one or more events occur which constitute or which, with notice, lapse of time, or both, would constitute an Event of Default, the Company shall forthwith give notice to the Holder, specifying the nature and status of the Event of Default or such other event(s), as the case may be.

         SECTION 5.3 PAYMENT OF OBLIGATIONS. So long as this Debenture shall be outstanding, the Company shall pay, extend, or discharge at or before maturity, all its respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

         SECTION 5.4 COMPLIANCE WITH LAWS. So long as this Debenture shall be outstanding, the Company shall comply with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities, except for such noncompliance which would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries.

         SECTION 5.5 INSPECTION OF PROPERTY, BOOKS AND RECORDS. So long as this Debenture shall be outstanding, the Company shall keep proper books of record and account in which full, true and correct entries shall be made of all material dealings and transactions in relation to its business and activities and shall permit representatives of the Holder at the Holder's expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records, not reasonably deemed confidential by the Company, and to discuss its respective affairs, finances and accounts with its respective officers and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

         SECTION 5.6 RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Debenture; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Debenture, in addition to such other remedies as shall be available to the holder of this Debenture, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval to file an amendment to the charter of the Company.

         SECTION 5.7 RIGHT OF FIRST REFUSAL ON OTHER FINANCING. Provided that the Holder is not in default of any of its material obligations under this Debenture (after having received written notice of such default from the Company and the expiration of a period of not less than 10 Business Days during which

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time Holder shall have the opportunity to cure such default), in the event that the Company obtains a commitment for any other financing (either debt, equity, or a combination thereof) which is to close during the term of this Debenture, Holder shall be entitled to a right of first refusal to enable it to, at Holder's option, match the terms of the other financing. The Company shall deliver to Holder, at least 10 days prior to the proposed closing date of such transaction, written notice describing the proposed transaction, including the terms and conditions thereof, and providing Holder an option during the 10 day period following delivery of such notice to provide the financing being offered in such transaction on the same terms as contemplated by such transaction. Notwithstanding the foregoing, if the Company seeks to consummate such financing for a lesser amount or on terms less favorable to the Company than those terms that were provided to Holder, such financing shall again be subject to Holder's right of first refusal set forth in this Section 5.7.

                                    ARTICLE 6
                           EVENTS OF DEFAULT; REMEDIES

SECTION 6.1 EVENTS OF DEFAULT. "EVENT OF DEFAULT" wherever used herein means any one of the following events:

                  (i) the Company shall default in the payment of principal of or interest on this Debenture as and when the same shall be due and payable and, in the case of an interest payment default, such default shall continue for five
(5) Business Days after the date such interest payment was due, or the Company shall fail to perform or observe any other covenant, agreement, term, provision, undertaking or commitment under this Debenture, the Securities Purchase Agreement, or the Warrant (as defined in the Securities Purchase Agreement) and such default shall continue for a period of ten (10) Business Days after the delivery to the Company of written notice that the Company is in default hereunder or thereunder;

                  (ii) any of the representations, warranties, or covenants made by the Company herein, in the Securities Purchase Agreement or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture, the Warrant or the Securities Purchase Agreement shall be false or misleading in a material respect on the Closing Date;

                  (iii) under the laws of any jurisdiction not otherwise covered by clauses (iv) and (v) below, the Company or any Subsidiary (A) becomes insolvent or generally not able to pay its debts as they become due, (B) admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors, (C) institutes or has instituted against it any proceeding seeking (x) to adjudicate it a bankrupt or insolvent,
(y) liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors including any plan of compromise or arrangement or other corporate proceeding involving or affecting its creditors or (z) the entry of an order for relief or the appointment of a receiver, trustee or other similar person for it or for any substantial part of its properties and assets, and in the case of any such official proceeding instituted against it (but not instituted by it), either the proceeding remains undismissed or unstayed for a period of sixty (60) calendar days, or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its properties and assets) occurs or (D) takes any corporate action to authorize any of the above actions;

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(iv)
the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and any such decree or order continues and is unstayed and in effect for a period of sixty (60) calendar days;

                  (v) the institution by the Company or any Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as and when they become due, or the taking of corporate action by the Company in furtherance of any such action;

                  (vi) a final judgment or final judgments for the payment of money shall have been entered by any court or courts of competent jurisdiction against the Company and remains undischarged for a period (during which execution shall be effectively stayed) of thirty (30) days, PROVIDED that the aggregate amount of all such judgments at any time outstanding (to the extent not paid or to be paid, as evidenced by a written communication to that effect from the applicable insurer, by insurance) exceeds One Hundred Thousand Dollars ($100,000);

                  (vii) it becomes unlawful for the Company to perform or comply with its obligations under this Debenture, the Warrant or the Securities Purchase Agreement in any respect;

                  (viii) the Common Shares shall no longer be traded in the over the counter market via the "pink sheets" or not otherwise be listed for trading on the NASDAQ OTCBB (the "TRADING MARKET" or, to the extent the Company becomes eligible to list its Common Stock on any other national security exchange or quotation system, upon official notice of listing on any such exchange or system, as the case may be, it shall be the "TRADING MARKET") or suspended from trading on the Trading Market, and shall not be reinstated, relisted or such suspension lifted, as the case may be, within five (5) days;

                  (ix) the Company shall fail to timely file all reports required to be filed by it with the Commission (as defined in the Securities Purchase Agreement) pursuant to Section 13 or 15(d) of the Exchange Act (as defined in the Securities Purchase Agreement), or otherwise required by the Exchange Act; or

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                  (x) the Company shall default (giving effect to any applicable grace period) in the payment of principal or interest as and when the same shall become due and payable, under any indebtedness, individually or in the aggregate, of more than One Hundred Thousand Dollars ($100,000);

         SECTION 6.2 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default occurs and is continuing, then and in every such case the Holder may, by a notice in writing to the Company, rescind any outstanding Conversion Notice and declare that all amounts owing or otherwise outstanding under this Debenture are immediately due and payable and upon any such declaration this Debenture shall become immediately due and payable in cash at a price of one hundred and twenty percent (120%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of payment; PROVIDED, HOWEVER, in the case of any Event of Default described in clauses
(iii), (iv), (v) or (vii) of Section 6.1, such amount automatically shall become immediately due and payable without the necessity of any notice or declaration as aforesaid.

         SECTION 6.3 LATE PAYMENT PENALTY. If any portion of the principal of or interest on this Debenture shall not be paid within ten (10) days of when it is due, the Discount Multiplier under this Debenture shall decrease by one percentage point (1%) for all conversions of this Debenture thereafter.

         SECTION 6.4 MAXIMUM INTEREST RATE. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate as provided for herein shall exceed the maximum lawful rate which may be contracted for, charged, taken or received by the Holder in accordance with any applicable law (the "MAXIMUM RATE"), the rate of interest applicable to this Debenture shall be limited to the Maximum Rate. To the greatest extent permitted under applicable law, the Company hereby waives and agrees not to allege or claim that any provisions of this Note could give rise to or result in any actual or potential violation of any applicable usury laws.

         SECTION 6.5 REMEDIES NOT WAIVED. No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.

         SECTION 6.6 REMEDIES. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Debenture will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Debenture, that the Holder shall be entitled to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Debenture and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

         SECTION 6.7 PAYMENT OF CERTAIN AMOUNTS. Whenever pursuant to this Debenture the Company is required to pay an amount in excess of the Principal Amount plus accrued and unpaid interest, the Company and the Holder agree that

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

the actual damages to the Holder from the receipt of cash payment on this Debenture may be difficult to determine and the amount to be so paid by the Company represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Debenture and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Debenture at a price in excess of that price paid for such shares pursuant to this Debenture. The Company and the Holder hereby agree that such amount of stipulated damages is not disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Debenture into shares of Common Stock.

                                    ARTICLE 7
                                  MISCELLANEOUS

         SECTION 7.1 NOTICE OF CERTAIN EVENTS. In the case of the occurrence of any event described in Section 3.4 of this Debenture, the Company shall cause to be mailed to the Holder of this Debenture at its last address as it appears in the Company's security registry, at least twenty (20) days prior to the applicable record, effective or expiration date hereinafter specified (or, if such twenty (20) days' notice is not possible, at the earliest possible date prior to any such record, effective or expiration date), a notice thereof, including, if applicable, a statement of (y) the date on which a record is to be taken for the purpose of such dividend, distribution, issuance or granting of rights, options or warrants, or if a record is not to be taken, the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, issuance or granting of rights, options or warrants are to be determined or (z) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up.

         SECTION 7.2 REGISTER. The Company shall keep at its principal office a register in which the Company shall provide for the registration of this Debenture. Upon any transfer of this Debenture in accordance with Articles 2 and 4 hereof, the Company shall register such transfer on the Debenture register.

         SECTION 7.3 WITHHOLDING. To the extent required by applicable law, the Company may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Company from any payments made pursuant to this Debenture.

         SECTION 7.4 TRANSMITTAL OF NOTICES. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally, or sent by telecopier machine or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by telecopier machine or overnight courier service as follows:

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                  (1)      If to the Company, to:

                           The X-Change Corporation
                           710 Century Parkway
                           Allen, Texas 75013
                           Telephone:       972-747-0051
                           Facsimile:       972-359-6334

                  (2)      If to the Holder, to:

                           La Jolla Cove Investors, Inc.
                           7817 Herschel Avenue, Suite 200
                           La Jolla, California 92037
                           Telephone:       858-551-8789
                           Facsimile:       858-551-8779

Each of the Holder or the Company may change the foregoing address by notice given pursuant to this Section 7.4.

         SECTION 7.5 ATTORNEYS' FEES. Should any party hereto employ an attorney for the purpose of enforcing or construing this Debenture, or any judgment based on this Debenture, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys' fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding. The "prevailing party" means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

         SECTION 7.6 GOVERNING LAW. This Debenture shall be governed by, and construed in accordance with, the laws of the State of California (without giving effect to conflicts of laws principles). With respect to any suit, action or proceedings relating to this Debenture, the Company irrevocably submits to the exclusive jurisdiction of the courts of the State of California sitting in San Diego and the United States District Court located in the City of San Diego and hereby waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Subject to applicable law, the Company agrees that final judgment against it in any legal action or proceeding arising out of or relating to this Debenture shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof and the amount of its indebtedness, or by such other means provided by law.

         SECTION 7.7 WAIVER OF JURY TRIAL. To the fullest extent permitted by law, each of the parties hereto hereby knowingly, voluntarily and intentionally waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Debenture or any other document or any dealings between them relating to the subject matter of this Debenture and other documents. Each party hereto (i) certifies that neither of their respective representatives, agents or attorneys has represented, expressly or otherwise, that such party would not, in the event of litigation, seek to enforce the

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foregoing waivers and (ii) acknowledges that it has been induced to enter into this Debenture by, among other things, the mutual waivers and certifications herein.

         SECTION 7.8 HEADINGS. The headings of the Articles and Sections of this Debenture are inserted for convenience only and do not constitute a part of this Debenture.

         SECTION 7.9 PAYMENT DATES. Whenever any payment hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

         SECTION 7.10 BINDING EFFECT. Each Holder by accepting this Debenture agrees to be bound by and comply with the terms and provisions of this Debenture.

         SECTION 7.11 NO STOCKHOLDER RIGHTS. Except as otherwise provided herein, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

         SECTION 7.12 FACSIMILE EXECUTION. Facsimile execution of this Debenture shall be deemed original.

         IN WITNESS WHEREOF, the Company has caused this Debenture to be signed by its duly authorized officer on the date of this Debenture.

                                                     The X-Change Corporation



                                                     By:    /S/ KATHLEEN HANAFAN
                                                          ----------------------

                                                     Name:   KATHLEEN HANAFAN
                                                          ----------------------

                                                     Title: COO
                                                          ----------------------


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                                    EXHIBIT A
                           DEBENTURE CONVERSION NOTICE
                           ---------------------------


TO:      The X-Change Corporation



         The undersigned owner of this Convertible Debenture due August 29, 2010 (the "DEBENTURE") issued by The X-Change Corporation (the "COMPANY") hereby irrevocably exercises its option to convert $__________ Principal Amount of the Debenture into shares of Common Stock in accordance with the terms of the Debenture. The undersigned hereby instructs the Company to convert the portion of the Debenture specified above into shares of Common Stock Issued at Conversion in accordance with the provisions of Article 3 of the Debenture. The undersigned directs that the Common Stock and certificates therefor deliverable upon conversion, the Debenture reissued in the Principal Amount not being surrendered for conversion hereby, [the check or shares of Common Stock in payment of the accrued and unpaid interest thereon to the date of this Notice,] together with any check in payment for fractional Common Stock, be registered in the name of and/or delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Debenture. The conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Principal Amount of the Debenture set forth above shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be registered shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time:  __________________



_______________________________

By: ___________________________

Title: ________________________

Fill in for registration of Debenture:
Please print name and address (including ZIP code number):

_______________________________

_______________________________

_______________________________


                                      A-1